RIDGEWORTH FUNDS
Supplement dated November 4, 2010 to the
Statement of Additional Information
Dated August 1, 2010, as supplemented
The RidgeWorth Funds (the “Trust”) Board of Trustees (“Trustees”) has approved changes to certain of the Trust’s non-fundamental policies, service providers and officers. State Street Bank and Trust Company will serve as the Equity and Fixed Income Funds’ new custodian, administrator and fund accountant. Boston Financial Data Services, Inc. will serve as the Equity and Fixed Income Funds’ new transfer agent. The Statement of Additional Information (“SAI”) is hereby amended and supplemented as follows:
1)	The SAI is amended by removing Non-Fundamental Policy 6 on page 37.
2)	The SAI is amended by replacing Compliance Service Fees on pages 41 and 42 with the following:

Compliance Service Fees. The Investment Adviser provides services to the Trust to ensure compliance with applicable laws and regulations. The Investment Adviser has designated a dedicated compliance staff that assists the Trust’s Chief Compliance Officer (“CCO”). The Investment Adviser receives an annual fee approved by the Trustees for these services. In addition, Foreside Compliance Services, LLC (“FCS”) provides (i) the individual that serves as the Trust’s CCO, and supporting personnel, at a rate of $23,000 per month pursuant to a Fund Compliance Services Agreement; (ii) personnel to assist the compliance staff provided to the Trust by the Investment Adviser, particularly in connection with oversight of the Trust’s service providers, pursuant to a CCO Support Services Agreement at a rate of $5,000 per month, and (iii) an Anti-Money Laundering Officer and Identity Theft Prevention Officer to the Trust (“AML Officer”) under an AML Services Agreement. FCS does not receive additional compensation for the services of the AML Officer. The fees above are allocated based on average daily net assets of the Trust. Finally, Foreside Management Services, LLC provides a Principal Financial Officer and Treasurer to the Trust under a PFO/Treasurer Services Agreement.

3)	The SAI is amended by replacing the information (except the table) in the section entitled THE ADMINISTRATOR on page 56 with the following:

General. State Street Bank and Trust Company (the “Administrator”) serves as administrator of the Equity Funds and the Fixed Income Funds. The Administrator has its principal business offices at State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02111. The Administrator provides administration services to other investment companies.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an Administration Agreement dated August 30, 2010. Under the Administration Agreement, the Administrator provides the Trust with administrative services, including day-to-day administration of matters necessary to each Fund’s operations, maintenance of records and the books of the Trust, preparation of reports, assistance with compliance monitoring of the Funds’ activities, and certain supplemental services in connection with the Trust’s obligations under the Sarbanes-Oxley Act of 2002.

The Administration Agreement provides that it shall remain in effect until November 1, 2013 and shall continue in effect for successive one-year periods unless terminated by either party on not less than 90 days written notice to the other party.

Under the Administration Agreement, the Administrator is entitled to receive an asset-based fee, which is calculated daily and paid monthly at an annual rate based on the average daily net assets of the Trust (excluding the Money Market Funds) for administration services as follows: 0.01% on the first $35 billion of net assets, 0.0075% on the next $20 billion of net assets, 0.0050% on the next $10 billion of assets and 0.0025% on net assets thereafter. There is a minimum annual charge of $45,000 per fund.

Money Market Fund Administrator. Effective November 1, 2010, Citi Fund Services Ohio, Inc. serves as administrator of the Money Market Funds (the “Money Market Fund Administrator”). Prior to November 1, 2010, the Money Market Fund Administrator served as administrator of all series of the Trust. Prior to the acquisition of the Money Market Fund Administrator by a subsidiary of Citibank N.A. on August 1, 2007, the Administrator was known as BISYS Fund Services Ohio, Inc. The Money Market Fund Administrator, an Ohio corporation, has its principal business offices at 3435 Stelzer Road, Columbus, Ohio 43219. The Administrator provides administration services to other investment companies.

The Trust and the Money Market Fund Administrator have entered into a master services agreement (the “Master Services Agreement”). Under the Master Services Agreement, the Money Market Fund Administrator provides the Trust with administrative services, including day-to-day administration of matters necessary to each Fund’s operations, maintenance of records and the books of the Trust, preparation of reports, assistance with compliance monitoring of the Funds’ activities, and certain supplemental services in connection with the Trust’s obligations under the Sarbanes-Oxley Act of 2002; fund accounting services; transfer agency services and shareholder services.

The Master Services Agreement provides that it shall remain in effect until December 31, 2010 and shall continue in effect for successive one year periods subject to review at least annually by the Trustees of the Trust unless terminated by either party on not less than 90 days written notice to the other party.

Under the Master Services Agreement, the Money Market Fund Administrator is entitled to receive an asset-based fee for administration, fund accounting, transfer agency and shareholder services (expressed as a percentage of the combined average daily net assets of the Money Market Funds) of 2.75 basis points (0.0275%) on the first $25 billion, 2.25 basis points (0.0225%) on the next $5 billion, and 1.75 basis points (0.0175%) on the amounts over $30 billion, plus an additional class fee of $2,930 per class annually, applicable to each additional class of shares over 145 classes of shares. The Administrator may waive a portion of its fee.

For the fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008, the Funds paid the administrative fees listed in the table below to the Money Market Fund Administrator in its capacity as administrator to the Trust during that period:

4)	The SAI is amended by replacing a similar table under the section entitled Participation Payment Program on page 72 with the following:

Citigroup Global Markets Inc./Smith Barney*	UBS Financial Services Inc.

*	Citigroup Global Markets Inc. /Smith Barney is an indirect affiliate of Citi Fund Services Ohio, Inc., the Money Market Fund Administrator and former administrator for all Funds of the Trust.
5)	The SAI is amended by replacing THE TRANSFER AGENT on page 74 with the following:

Boston Financial Data Services, Inc., Crown Colony Drive, Quincy, Massachusetts 02169, serves as the transfer agent and dividend paying agent to the Trust.
6)	The SAI is amended by replacing THE CUSTODIAN on pages 74 and 75 with the following:

State Street Bank and Trust Company (“State Street Bank”), 200 Clarendon Street, P.O. Box 642, Boston, MA, 02117-0642 serves as the fund accounting agent and custodian for the Trust pursuant to a Custodian Agreement dated August 30, 2010. The custodian is responsible for the safekeeping of the assets of the Funds and the fund accounting agent is responsible for calculating the Funds’ net asset values. State Street Bank is paid on the basis of net assets and transaction costs of the Funds.

State Street Bank also serves as the custodian and fund accounting agent for the collateral reinvestment account in which collateral on behalf of the Funds’ securities lending program is maintained.

7)	The SAI is amended by replacing a similar table under the section entitled Trust Officers on pages 83 to 84 with the following:

Term of Office
Name, Address	Position(s) Held	and Length
and Age	with Trust	of Time Served	Principal Occupation(s) During the Past 5 Years

Julia R. Short 50 Hurt Plaza Suite 1400 Atlanta, GA 30303	President and Chief Executive Officer	One year; since June 2007	Managing Director, Product Manager, RidgeWorth Investments. (since 2004); Relationship Manager, SEI Investments (financial services) (1994 - 2004).

Age: 37

William R. Royer Foreside Compliance Services, LLC 10 High Street, Suite 302A Boston, MA 02110	Chief Compliance Officer	One year; since October 2010	President, Foreside Compliance Services, LLC (November 2009-present); Acting General Counsel, Baring Asset Management, Inc. (December 2007-May 2008) and General Counsel and Member, Grantham, Mayo, Van Otterloo & Co., LLC (February 1995-March 2005).

Age: 45

Cynthia L. Morse-Griffin Foreside Management Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Treasurer; Chief Financial Officer and Chief Accounting Officer	One year; since October 2010	Fund Principal Financial Officer, Foreside Management Services, LLC (2008-present); Assistant Vice President, Citigroup Fund Services, LLC (2001-2008).

Age: 34

Alan Otis State Street Bank and Trust Co. 4 Copley Place, 5th Fl. Boston, MA 02116	Assistant Treasurer	One year; since October 2010	Vice President, State Street Bank and Trust Company (1995 - present).*

Age: 39

James Bacik State Street Bank and Trust Co. 4 Copley Place, 5th Fl. Boston, MA 02116	Assistant Treasurer	One year; Since October 2010	Assistant Vice President, State Street Bank and Trust Company (2001 - present).*

Age: 35

Term of Office
Name, Address	Position(s) Held	and Length
and Age	with Trust	of Time Served	Principal Occupation(s) During the Past 5 Years

James M. Atwood Foreside Compliance Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Anti-Money Laundering Officer and Identity Theft Prevention Officer	One year; Since October 2010	Compliance Analyst, Foreside Compliance Services, LLC (2007-present); personal sabbatical (2004-2007); Attorney, Pierce Atwood (law firm) (2001-2004).

Age: 46

Julie A. Tedesco State Street Bank and Trust Co. 4 Copley Place, 5th Fl. MailStop: 0326 Boston, MA 02116	Secretary and Chief Legal Officer	One year; since November 2010	Senior Vice President and Senior Managing Counsel, State Street Bank and Trust Company (2000 - present).*

Age: 53

Odeh L. Stevens State Street Bank and Trust Company Mail Code: JHT 1732 200 Clarendon Street Boston, MA 02116	Assistant Secretary	One year; since November 2010	Vice President and Counsel, State Street Bank and Trust Company, since 2005. Legal Product Manager, Fidelity Investments (2000-2005).

Age: 42

* During the period indicated the Officer has held various positions at State Street Bank and Trust Company and has provided his or her current title.
8)	The SAI is amended by replacing the fifth and sixth paragraphs under PORTFOLIO HOLDINGS on page 103 with the following:

Portfolio holdings for previous month-ends are available for each series of the Trust. To request this historical information without charge, call 1-888-784-3863, or write to the Trust at RidgeWorth Funds, P.O. Box 8053, Boston, MA 02266-8053.

In addition to information provided to shareholders and the general public, from time to time rating and ranking organizations, such as S&P and Morningstar, Inc., may request complete portfolio holdings information in connection with rating the Funds. In most cases, portfolio holdings information is provided to ratings agencies by the Trust’s Administrator. Institutional investors, financial planners, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics. The Trust believes that these third parties, which include affiliated persons, have legitimate objectives in requesting such portfolio holdings information. The Trust may also disclose the portfolio holdings to broker-dealers in order to allow the Funds to potentially sell portfolio securities. The Trust’s policies and procedures provide that the Investment Adviser’s CCO may authorize disclosure of portfolio holdings information to such parties at differing times and/or with different lag times to such third parties provided that the recipient is by contractual agreement (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions.

9)	The SAI is amended by replacing the second paragraph under PROXY VOTING on page 106 with the following:

Information regarding how the Funds’ voted proxies during the most recent twelve-month period ended June 30 has been filed with the SEC on Form N-PX. The Funds’ proxy voting record, along with the Funds’ full proxy voting policies and procedures, is available on the Funds’ website at www.ridgeworth.com, without charge upon request by calling 1-888-784-3863, or by writing to the Funds at RidgeWorth Funds, P.O. Box 8053, Boston, MA 02266-8053. The Funds’ proxy voting record is also available on the SEC’s website at www.sec.gov.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
RFSP-127